AMENDMENT AGREEMENT

BETWEEN:

SINOBIOMED INC.

and

ACCELERA EVOLUTION LIMITED

WHEREAS Accelera Evolution Limited and Sinobiomed Inc. are parties to convertible debentures in the amount of US$100,000 issued by Sinobiomed Inc. to Accelera Evolution on July 30, 2008 and in the amount of $250,000 on November 11, 2008, which was transferred to Accelera Evolution from Accelera Ventures Ltd. on February 1, 2010 (the “Accelera Evolution Debentures”);

AND WHEREAS the Accelera Evolution Debentures provided for a conversion price (the “Conversion Price”) of $0.30 per Debenture Share;

AND WHEREAS the parties hereby desire to amend the Conversion Price from $0.30 per Debenture Share to $0.003 per Debenture Share for the convertible debenture issued on July 30, 2008 and from $0.30 per Debenture Share to $0.005 per Debenture Share for the convertible debenture issued on November 11, 2008 in order to encourage the conversion of the Convertible Debentures including any accrued and unpaid interest under the Convertible Debentures.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1.    The Conversion Price in the convertible debenture issued on July 30, 2008 in the amount of $100,000 including any accrued and unpaid interest thereon is amended from $0.30 per Debenture Share to $0.003 per Debenture Share.

2.    The Conversion Price in the convertible debenture issued on November 11, 2008 in the amount of $250,000 including any accrued and unpaid interest thereon is amended from $0.30 per Debenture Share to $0.005 per Debenture Share.

3.    All other terms and conditions of the Convertible Debentures shall remain in full force and effect.

4.    This Agreement may be executed in original or counterpart form, delivered by facsimile or otherwise, and when executed by the parties as aforesaid, shall be deemed to constitute one agreement and shall take effect as such.

DATED with effect this 20th day of April, 2010.

SINOBIOMED INC.	)
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Per: /s/ Chris Metcalf	)
Authorized Signatory	)
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Director	)
(print name and title)

ACCELERA EVOLUTION LIMITED	)
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Per: /s/ Dennis Kam Thai Leong	)
Authorized Signatory	)
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Dennis Kam Thai Leong, Director	)
(print name and title)